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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: February 2, 2009

                                   uWink, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)

           Delaware                 000-29873                 87-0412110
      -----------------            ------------               ----------
       (State or other             (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)             Identification)


                  16106 Hart Street, Van Nuys, California 91406
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 909 6030

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Form 8-K and other reports filed by uWink, Inc. (the "Company" or "uWink")
from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 7.01   REGULATION F-D DISCLOSURE

On February 2, 2009, the Company issued a press release announcing the filing of a Form 15 with the Securities and Exchange Commission ("SEC") on February 2, 2009 voluntarily deregistering its common stock and ending its reporting obligations under the Securities Exchange Act of 1934. The Company's obligation to file periodic reports with the SEC was immediately suspended upon the filing of the Form 15 on February 2, 2009. The registration of the Company's common stock under the Securities Act of 1934 is expected to terminate 90 days after the filing of the Form 15, if the Form 15 is not withdrawn and the SEC does not deny the Company's application to deregister.

uWink also announced that it has set February 13, 2009 as the record date for the previously announced spin-off of its technology licensing business as a separate non-reporting company, which will be accomplished through a pro rata stock dividend to stockholders. As previously announced, the Company intends to effect the spin-off such that stockholders will receive restricted shares of the spin-off company so that no trading market will develop for the common stock of the spin-off company.

Each uWink stockholder of record as of 5:00 p.m. Eastern Time on February 13, 2009 will receive on the distribution date one share of common stock of the spin-off company for every share of uWink common stock held. uWink is currently taking the steps necessary to complete the spin-off and expects to be able to effect the stock dividend on or about February 20, 2009, although this date is subject to change.

A copy of the related press release, dated February 2, 2009, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01   EXHIBITS

(a)   Exhibit 99.1        Press Release








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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   February 2, 2009                        uWink, Inc.
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                                                By:  /s/ Peter F. Wilkniss
                                                     -----------------------
                                                     Peter F. Wilkniss
                                                     President and COO


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